UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (February 15, 2013)

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 15, 2013, MoneyGram Payment Systems Worldwide, Inc., a Delaware corporation (“Worldwide”) and a wholly-owned subsidiary of MoneyGram International, Inc., a Delaware corporation (the “Company”), entered into the Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) with the Company, the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee and collateral agent (the “Trustee”), which supplements the Indenture, dated as of March 25, 2008 (as previously supplemented, the “Indenture”), by and among Worldwide, the Company, the other guarantors party thereto and the Trustee, governing Worldwide’s 13.25% Senior Secured Second Lien Notes due 2018 (the “Second Lien Notes”). The Seventh Supplemental Indenture amends the Indenture by, among other things, reducing the minimum notice period from 30 days to five days for optional redemptions on or after the fifth anniversary of the Closing Date (as defined in the Indenture).

The foregoing description of the Seventh Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Seventh Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description of Exhibit

4.1	Seventh Supplemental Indenture relating to the 13.25% Senior Secured Second Lien Notes due 2018, dated as of February 15, 2013, among MoneyGram Payment Systems Worldwide, Inc., as issuer, MoneyGram International, Inc. and the other guarantors named therein and Deutsche Bank Trust Company Americas, as trustee and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Francis Aaron Henry
Name:	Francis Aaron Henry
Title:	Executive Vice President, General Counsel and Secretary

Date: February 19, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Seventh Supplemental Indenture relating to the 13.25% Senior Secured Second Lien Notes due 2018, dated as of February 15, 2013, among MoneyGram Payment Systems Worldwide, Inc., as issuer, MoneyGram International, Inc. and the other guarantors named therein and Deutsche Bank Trust Company Americas, as trustee and collateral agent.